EDGAR SUBMISSION SUMMARY Issuer Name Inuvo, Inc. Submission Type 8-K Live File On Return Copy On Exchange NONE Confirming Copy Off Filer CIK 0000829323 Filer CCC xxxxxxxx Period of Report 09-22-2023 Item IDs Item 1.01 (Entry into a Material Definitive Agreement) Item IDs Item 9.01 (Financial Statements and Exhibits) Emerging Growth Company No Notify via Filing website Only Off Emails confirmations@issuerdirect.com Documents Form Type File Name Description 8-K inuvo_8k.htm FORM 8-K EX-10.1 inuvo_ex101.htm EXTENSION AMENDMENT TO GOOGLE SERVICES AGREEMENT EX-101.SCH inuvo-20230922.xsd XBRL TAXONOMY EXTENSION SCHEMA EX-101.LAB inuvo-20230922_lab.xml XBRL TAXONOMY EXTENSION LABEL LINKBASE EX-101.CAL inuvo-20230922_cal.xml XBRL TAXONOMY EXTENSION CALCULATION LINKBASE EX-101.PRE inuvo-20230922_pre.xml XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE EX-101.DEF inuvo-20230922_def.xml XBRL TAXONOMY EXTENSION DEFINITION LINKBASE Module and Segment References

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) September 22, 2023 Inuvo, Inc. (Exact name of registrant as specified in its charter) Nevada 001-32442 87-0450450 (State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.) 500 President Clinton Ave., Ste. 300, Little Rock, AR 72201 (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code (501) 205-8508 (Former name or former address, if changed since last report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Symbol Name of each exchange on which registered Common Stock, $0.001 par value INUV NYSEAmerican Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement. On September 22, 2023, Vertro, Inc. (“Vertro”), a wholly-owned subsidiary of Inuvo, Inc. entered into an Extension Amendment (the “Amendment”), effective as of August 1, 2023, to the Google Services Agreement with Google LLC, to amend certain provisions of the Google Services Agreement, dated February 24, 2021 (as amended, the “Agreement”). The Amendment modifies the terms of the Agreement by extending the term for an additional month from the then current expiration date. The new expiration date of the Agreement is October 31, 2023. The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. Item 9.01 Financial Statements and Exhibits. (d) Exhibits. 10.1 Extension Amendment to Google Services Agreement by and between Vertro, Inc. and Google LLC, dated as of September 22, 2023, and effective as of October 1, 2023. 104 Cover Page Interactive Data File (embedded within the Inline XBRL document). 2

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. INUVO, INC. Date: September 27, 2023 By: /s/ John Pisaris John Pisaris, General Counsel 3

EXHIBIT 10.1 Contract ID: 1012582 EXTENSION AMENDMENT TO GOOGLE SERVICES AGREEMENT This Extension Amendment to the Google Services Agreement (“Amendment”), effective as of the first day following the current expiration date of the Agreement (as defined below) (“Amendment Effective Date”), is between Vertro, Inc. (“Company”) and Google LLC (“Google”) and amends the existing Google Services Agreement between Company and Google (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows: 1. Extension. The term of the Agreement is extended for an additional one month from the current expiration date. 2. General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect. IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date by persons duly authorized. Company: By: /s/ Dana Robbins Name: Dana Robbins Title: SVP Digital Publishing Date: 22-Sep-2023 Google LLC By: /s/ Phillip Schindler Name: Philipp Schindler Title: Authorized Signatory Date: 22-Sep-2023

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